UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 2003


                               Aries Ventures Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                0-14136              84-0987840
---------------         ------------        ----------------
(State or other         (Commission         (I.R.S. Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


28720 Canwood Street, Suite 207, Agoura Hills, California   91301
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (818) 879-6501


                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

     Effective November 17, 2003, Aries Ventures Inc., a Nevada corporation (the "Company"), repurchased from a shareholder 1,279,755 common shares and 1,194,755 Class A common stock purchase warrants in a private transaction for an aggregate cash purchase price of $1,343,743.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Aries Ventures Inc.
                                              ------------------------
                                                    (Registrant)



                                              /s/ ROBERT N. WEINGARTEN
Date:  November 19, 2003                 By:  ________________________
                                              Robert N. Weingarten
                                              Chief Financial Officer


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